UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

        October 5, 2009
Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including zip code)

        (856) 424-6886
(Registrant's Telephone Number, including area code)

            N/A
(Former name or former address, if changed since last report)

[ ]	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On October 5, 2009, inTEST Corporation (the "Company") issued a press release announcing that its Sigma System Corporation subsidiary will be relocating to Sharon, MA and will share a facility with Temptronic Corporation. This transfer will commence in mid December and will be completed and fully operational by January 1, 2010. A copy of that press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

A list of the Exhibits which are required by Item 601 of Regulation S-K and filed with this Report is set forth in the Exhibit Index immediately following the signature page, which Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Robert E. Matthiessen
        Robert E. Matthiessen
        President and Chief Executive Officer

Date:   October 5, 2009

Exhibit Index

99.1  News Release dated October 5, 2009.